Property and Equipment	9 Months Ended
Sep. 30, 2012
Property and Equipment

4. Property and Equipment

Property and equipment consists of the following:

	December 31		September 30, 2012
(in thousands)	2010	2011
			(unaudited)
Laboratory equipment	$1,259	$1,508	$1,446
Computer equipment and software	401	421	425
Leasehold improvements, furniture and fixtures	1,087	1,282	1,286

	2,747	3,211	3,157
Accumulated depreciation and amortization	(2,300)	(2,784)	(2,901)

Property and equipment, net	$447	$427	$256

Depreciation and amortization expense for the years ended December 31, 2009, 2010 and 2011 was $0.7 million, $0.7 million and $0.5 million, respectively. Depreciation and amortization expense for the nine months ended September 30, 2011 and 2012 was $0.4 million and $0.1 million, respectively.